                                  EXHIBIT 10.6

                                SECOND AMENDMENT

                   SECOND AMENDMENT, dated as of January 10, 1996 (this "Amendment"), to the Credit Agreement, dated as of December 1, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used but not defined herein shall have the respective meanings specified in the Credit Agreement), among Primeco Inc., a Texas corporation (the "Company"), the Lenders party thereto (the "Lenders"), Chemical Bank, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), and The CIT Group/Business Credit, Inc., as Collateral Agent for the Lenders (in such capacity, the "Collateral Agent").

                   WHEREAS, the Company, the Lenders, the Administrative Agent and the Collateral Agent are party to the Credit Agreement;

                   WHEREAS, the Company has requested the Administrative Agent, the Collateral Agent and the Lenders amend certain provisions of the Credit Agreement; and

                   WHEREAS, the Administrative Agent, Collateral Agent and the Lenders party hereto are willing to agree to the requested amendments on the terms and conditions contained herein.

                   NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                   1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                   (a) Amendment to Section 1. Section 1 of the Credit Agreement shall be amended (i) to insert the following definition in its appropriate alphabetic location:

                   "VIBROPLANT ACQUISITION": THE ACQUISITION BY THE COMPANY OR ANY OF ITS SUBSIDIARIES OF ALL OF THE ISSUED AND OUTSTANDING CAPITAL STOCK, OR SUBSTANTIALLY ALL OF THE ASSETS, OF VIBROPLANT U.S., INC., A FLORIDA CORPORATION D/B/A AMERICAN HI-LIFT, FOR AGGREGATE CONSIDERATION NOT TO EXCEED $70,000,000.

and (ii) to insert immediately preceding the final period of the definition of "Environmental Audit" the words "AND, WITH RESPECT TO VIBROPLANT U.S., INC. AND ANY ASSETS ACQUIRED IN THE VIBROPLANT ACQUISITION, ANY ENVIRONMENTAL REPORT DELIVERED TO THE ADMINISTRATIVE AGENT PRIOR TO THE CONSUMMATION OF THE VIBROPLANT ACQUISITION".

                   (b) Amendment to Subsection 8.7. Subsection 8.7 of the Credit Agreement shall be amended by (i) deleting in paragraph (a) thereof the amounts under the heading "Base Amount" set forth opposite fiscal year 1996 through fiscal year 2000 and substituting therefor the amounts set forth below opposite each such fiscal year:

                        FISCAL YEAR        AMOUNT
                        -----------        ------
                           1996          $106,000,000
                           1997           110,000,000
                           1998           113,000,000
                           1999           114,000,000
                           2000           115,000,000

and (ii) deleting paragraph (b) substituting therefor the following therefor:

                   "(B) ADDITIONAL CAPITAL EXPENDITURES IN RESPECT OF (I) THE VIBROPLANT ACQUISITION AND (II) SECTION 8.6 ACQUISITIONS IN AN AGGREGATE AMOUNT NOT TO EXCEED $30,000,000 (THE "ACQUISITION BASE AMOUNT"); PROVIDED THAT THE AGGREGATE AMOUNT OF CAPITAL EXPENDITURES PERMITTED TO BE MADE PURSUANT TO THIS SUBSECTION 8.7(B)(II) MAY BE INCREASED FROM TIME TO TIME BY A MAXIMUM OF $10,000,000 IN THE AGGREGATE BY APPLYING A PORTION OF THE BASE AMOUNT FOR THE RESPECTIVE FISCAL YEAR EQUAL TO SUCH INCREASE TO SUCH SECTION 8.6 ACQUISITIONS (SUCH APPLICATION OF THE BASE AMOUNT FOR ANY SUCH YEAR NOT BEING CONSIDERED A USAGE OF THE ACQUISITION BASE AMOUNT)."

                   (c) Amendment to Subsection 8.8. Subsection 8.8 of the Credit Agreement shall be amended by deleting the amounts under the heading "Amount" set forth opposite the first fiscal quarter of fiscal year 1996 through the fourth fiscal quarter of fiscal year 2000 and substituting therefor the amounts set forth below opposite each such fiscal quarter of each such fiscal year:

           FISCAL YEAR            FISCAL QUARTER                          AMOUNT
           -----------            --------------                          ------
                  1996                    First                     $ 60,000,000
                                          Second                      66,000,000
                                          Third                       74,000,000
                                          Fourth                      81,000,000

                  1997                    First                       85,000,000
                                          Second                      91,000,000
                                          Third                       97,000,000
                                          Fourth                     103,000,000

                  1998                    First                      103,000,000
                                          Second                     106,000,000
                                          Third                      111,000,000
                                          Fourth                     116,000,000

                  1999                    First                      116,000,000
                                          Second                     120,000,000
                                          Third                      123,000,000
                                          Fourth                     130,000,000

                  2000                    First                      130,000,000
                                          Second                     133,000,000
                                          Third                      138,000,000
                                          Fourth                     142,000,000

                  2. EFFECTIVENESS. This Amendment shall become effective upon (a) the execution of this Amendment by the Company, the Administrative Agent, Collateral Agent and Required Lenders and receipt of the same by the Administrative Agent and (b) the receipt by the Company of no less than $9,400,000 from a capital contribution from, or the issuance of additional Common Stock to, Holdings.

                  3. COUNTERPARTS. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  4. GOVERNING LAW. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to the choice of law rules thereof.

                  5. CONTINUING EFFECT OF CREDIT AGREEMENT. Except as expressly modified and amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  IN WITNESS WHEREOF, the parties have hereto caused this Amendment to be executed by their respective duly authorized officers as of the day first above written.

                                       PRIMECO INC.


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       CHEMICAL BANK, as Administrative Agent
                                       and as a Lender


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       THE CIT GROUP/BUSINESS CREDIT, INC.,
                                       as Collateral Agent and as a Lender


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       BANKERS TRUST COMPANY


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       BANK OF TOKYO TRUST COMPANY

                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       BANQUET PARIBUS


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       CRESCENT MACH I PARTNERS, L.P.


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       RESTRUCTURED OBLIGATIONS
                                       BACKED BY SENIOR ASSETS B.V.

                                       By: Chancellor Senior Secured
                                        Management, Inc.


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       STICHTING RESTRUCTURED
                                       OBLIGATIONS BACKED BY SENIOR
                                       ASSETS 2 (ROSA 2)

                                       By: Chancellor Senior Secured
                                        Management, Inc.


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       DEAN WITTER INTERCAPITAL INC.


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       FIRST UNION NATIONAL BANK OF
                                       NORTH CAROLINA


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       FLEET BANK


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       HELLER FINANCIAL, INC.


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       MERRILL LYNCH SENIOR FLOATING
                                       RATE FUND, INC.


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       SENIOR HIGH INCOME PORTFOLIO,
                                       INC.


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       MERRILL LYNCH PRIME RATE
                                       PORTFOLIO

                                       By: Merrill Lynch Asset Management, L.P.,
                                        as Investment Advisor


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       PILGRIM PRIME RATE PORTFOLIO,
                                       INC.

                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       PROSPECT STREET SENIOR
                                       PORTFOLIO, L.P.


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       PROTECTIVE LIFE INSURANCE
                                       COMPANY


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       THE DAIWA BANK, LTD.


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       THE FIRST NATIONAL BANK OF
                                       BOSTON


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       THE LONG-TERM CREDIT BANK OF
                                       JAPAN, LIMITED, NEW YORK BRANCH


                                       By:
                                          -----------------------------
                                        Name:
                                        Title:

                                       VAN KAMPEN MERRITT INVESTMENT
                                       ADVISORY CORP.

                                       By:
                                          -----------------------------
                                        Name:
                                        Title: